UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 27, 2024

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd.

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 27, 2024, at the 2024 annual meeting of stockholders (the “Annual Meeting”) of Safe & Green Holdings Corp., a Delaware corporation (the “Company”), the stockholders of the Company voted on the following seven (7) proposals and votes were cast as described below. These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1 – 7 as set forth in the Definitive Proxy Statement are as follows:

Proposal No. 1

The following six (6) individuals were re-elected as directors, each to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified with the following votes:

	For	Withheld	Broker Non-Votes
Paul M. Galvin	541,721	20,676	306,198
Christopher Melton	537,383	26,014	306,198
David Villarreal	549,168	14,229	306,198
Shafron Hawkins	531,835	31,562	306,198
Jill Anderson	539,782	23,615	306,198
Thomas Meharey	542,867	20,530	306,198

Proposal No. 2

The stockholders ratified and approved the appointment of M&K CPAS, PLLC as the Company’s independent registered public accounting firm for the year ended December 31, 2024, based on the votes set forth below:

For	Against	Abstain	Broker Non-Votes
843,698	5,099	20,798	n/a

Proposal No. 3

The stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay”), as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
449,858	29,742	83,797	306,198

Proposal No. 4

The stockholders approved, on an advisory, non-binding basis, the frequency of the stockholder vote to approve the compensation of named executive officers. The results of the voting for this proposal were as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
455,278	5,065	16,478	86,576	306,198

Proposal No. 5

The stockholders approved the issuance of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), underlying certain warrants issued by the Company pursuant to that certain Securities Purchase Agreement, dated as of May 3, 2024, by and between the Company and the investor named on the signatory thereto, and that certain Placement Agent Agreement, dated as of May 3, 2024, by and between the Company and A.G.P./Alliance Global Partners, as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
539,382	22,582	1,433	306,198

Proposal No. 6

The stockholders approved the issuance of shares of Common Stock pursuant to that certain Equity Purchase Agreement, dated as of February 7, 2023, by and between the Company and Peak One Opportunity fund, L.P., as disclosed in the Definitive Proxy Statement. The results of the voting for this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
540,413	21,451	1,533	306,198

Proposal No. 7

The stockholders approved the adjournment of the 2024 Annual Meeting, based on the votes set forth below; however, an adjournment was not needed as Proposals 5 and 6 received sufficient number of votes for approval. The results of this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
828,800	36,719	4,076	n/a

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: October 1, 2024	By:	/s/ Patricia Kaelin
		Name:	Patricia Kaelin
		Title:	Chief Financial Officer

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